UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 ---------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2006
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                               TRIAD GUARANTY INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                       0-22342                      56-1838519
  --------------                 ------------             ----------------------
  State or Other                  Commission                  I.R.S. Employer
  Jurisdiction of                 File Number              Identification Number
  Incorporation

                            101 SOUTH STRATFORD ROAD
                       WINSTON-SALEM, NORTH CAROLINA 27104
               (Address of principal executive offices) (Zip Code)

                                 (336) 723-1282
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ /Written  communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

/ /Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ /Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

/ /Pre-commencement  communications pursuant to Rule 13c-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 17, 2006, the board of directors of Triad Guaranty Inc. ("Triad" or the "Company") approved an annual retainer of $7,500 for the Company's lead independent director for serving in such capacity.

On May 17, 2006, the stockholders of Triad approved the Triad Guaranty Inc. 2006 Long-Term Stock Incentive Plan (the "2006 Stock Incentive Plan" or the "Plan"). The Plan was previously approved by the Company's board of directors on March 14, 2006. The following is a brief description of the material terms of the 2006 Stock Incentive Plan, and is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as an exhibit to this report and incorporated herein by reference.

The 2006 Stock Incentive Plan is intended to, among other things, increase the number of shares of common stock ("Shares") authorized for issuance through equity awards. The 2006 Stock Incentive Plan is intended to be the successor to the Company's 1993 Stock Incentive Plan. Triad believes the Plan provides sufficient Shares to cover new award grants to enable the Company to attract, retain and motivate the best available directors, executive personnel and key employees to be responsible for the management, growth and success of the business.

"Participants" in the 2006 Stock Incentive Plan are those directors, executive personnel and other key employees selected by the Board of Directors or the Compensation Committee to participate in the Plan who hold positions of responsibility and whose participation in the Plan is determined by the Board of Directors or the Compensation Committee to be in the best interests of the Company. Approximately 244 persons (all employees and directors) are eligible to participate in the Plan.

The Plan provides that it shall be administered by the Compensation Committee appointed by the Board of Directors and consisting of two or more members of the Board who shall be non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and Outside Directors within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the provisions of the Plan, the Compensation Committee has sole and complete authority to determine the individuals to whom awards are granted, the type and amounts of awards to be granted, the time of all such grants and the terms, conditions and provisions of such awards and the restrictions related thereto. In the absence of the Compensation Committee, the Board of Directors exercises all of the powers of the Compensation Committee.

The Plan provides that the Compensation Committee may grant awards to Participants in the form of (i) "incentive stock options" within the meaning of section 422 of the Code or  nonqualified  stock options  (together,  "Options"),
(ii) rights to receive a payment from the Company in cash, common stock, or a combination thereof, equal to the excess of the Fair Market Value (as defined below) of a share of Common Stock on the date of exercise over a specified price fixed by the Compensation Committee ("Stock Appreciation Rights" or "SARs"),


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(iii) Shares subject to restrictions on  transferability  ("Restricted  Stock"),
(iv) rights to receive payment from the Company in cash, stock or a combination thereof, in an amount determined by the fair market value of common stock ("Phantom Stock"), (v) other stock based awards ("Other Stock Based Awards") and other benefits, or (vi) awards of any of the preceding types that are made based on the achievement of performance goals or criteria ("Performance-Based Awards") certain of which will be made to covered employees within the meaning of Code section 162(m) and intended to be exempt from the limits on tax deductibility under section 162(m) ("Qualified Performance-Based Awards") (collectively, "Awards").

The Company has reserved 1,095,400 Shares for issuance in connection with Awards under the Plan. The number of Shares that may be issued or sold or for which Options or SARs may be granted to a Participant under the Plan during any one
(1) calendar year may not exceed 175,000. The number of Shares with respect to Qualified Performance-Based Awards which may be issued or sold to any covered employee under the Plan for a performance period may not exceed 175,000 shares. No more than 350,000 Shares may be issued under the Plan in connection with Incentive Stock Options.

The Compensation Committee also has the authority to provide types of awards under the Plan in addition to those specifically listed utilizing Shares or cash, or a combination thereof, if the Compensation Committee believes that such awards would further the purposes for which the Plan was established. Payment under or settlement of such awards will be made in the manner and at the times determined by the Compensation Committee.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The 1993 Stock Incentive Plan was terminated upon approval of the 2006 Stock Incentive Plan by the Company's stockholders on May 17, 2006, although such termination shall not affect any award made under the 1993 Stock Incentive Plan prior to its termination. The registration of the remaining share reserve of the 1993 Stock Incentive Plan, 90,024 shares, will be merged into the reserve of the 2006 Stock Incentive Plan, and an additional 1,005,376 shares will be registered for issuance under the 2006 Stock Incentive Plan so that a total of 1,095,400 shares of the Company's common stock will be available for awards under the 2006 Stock Incentive Plan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

     Exhibit Number 10.35 Form of 2006 Triad Guaranty Inc. 2006 Long-Term Stock Incentive Plan.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Triad Guaranty Inc.



Date: May 23, 2006                 By:       /s/ Kenneth S. Dwyer
                                             ---------------------
                                   Name:     Kenneth S. Dwyer
                                   Title:    Vice President and Chief
                                             Accounting Officer